UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2013

Performant Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 North Canyons Parkway

Livermore, California 94551

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (925) 960-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

On April 10, 2013, Performant Financial Corporation (the “Company”) issued a press release announcing preliminary guidance for the Company’s financial results and operating metrics for the first quarter 2013. The press release containing this announcement is furnished as Exhibit 99.1 hereto.

The information furnished in this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Company has established record and meeting dates for its 2013 annual meeting of stockholders (the “2013 Annual Meeting”). The Company’s stockholders of record at the close of business on April 18, 2013, will be entitled to notice of the meeting and to vote upon matters considered at the meeting. The 2013 Annual Meeting will be held at 2929 Constitution Drive, Livermore, California 94551, beginning at 10:00 A.M., P.D.T. on May 30, 2013.

A stockholder proposal not included in the proxy statement for the 2013 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Company’s Secretary at its headquarters and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not more than 120 days nor less than 90 days before the one year anniversary of the prior year’s annual meeting. However, if the Company did not hold an annual meeting in the prior year or if the current year’s annual meeting is held more than 30 days before or more than 60 days after the one year anniversary of the prior year’s annual meeting, then the Company must receive the stockholder’s notice by the later of (i) 90 days before the current year’s annual meeting or (ii) 10 days after public announcement of the current year’s annual meeting date. For the 2013 Annual Meeting, stockholders must submit written notice to the Secretary in accordance with the foregoing Bylaw provisions no later than 5:00 P.M., Pacific time on April 21, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release issued by Performant Financial Corporation, dated April 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2013

PERFORMANT FINANCIAL CORPORATION

By:	/s/ Hakan Orvell
Hakan Orvell Chief Financial Officer